U.S. SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549


                                    FORM 8-K/A


                                   CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                            SECURITIES EXCHANGE ACT OF 1934

           Date of Report (date of earliest event reported): July 17, 2009

                            CLEAN ENERGY AND POWER, INC.
                 (Exact Name of Registrant as Specified in Its Charter)

          Nevada                        0-30448                20-0420885
(State or Other Jurisdiction     (Commission File Number)   (I.R.S. Employer
      of Incorporation)                                     Identification No.)

PMB 712, 31566 Railroad Canyon Road, Suite 2, Canyon Lake, California   92587
         (Address of Principal Executive Offices)                    (Zip Code)

         Registrant's telephone number, including area code: (949) 873-8071


409 North Pacific Coast Highway, Suite 799, Redondo Beach, California 90277
       (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [  ]  Pre-commencement communications pursuant to Rule 14d-
           2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [  ]  Pre-commencement communications pursuant to Rule 13e-
           4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     (a) Effective on July 17, 2009, the independent accountant who was previously engaged as the principal accountant to audit the Company's financial statements, Squar, Milner, Peterson, Miranda & Williamson, LLP ("Squar Milner"), was dismissed. This dismissal was approved by the Company's Board of Directors. This firm audited the Company's financial statements for the fiscal years ended December 31, 2004, 2005, and 2006. This accountant's report on these financial statements was modified as to uncertainty that the Company will continue as a going concern; other than this, this accountant's report on the financial statements for those years neither contained an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to audit scope or accounting principles.

     During the Company's two most recent fiscal years and the subsequent interim period preceding such dismissal, there were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. In addition, there were no "reportable events" as described in Item 304(a)(1)(iv)(B)1 through 3 of Regulation S-K that occurred within the Company's most recent fiscal year and the subsequent interim period preceding the former accountant's dismissal.

     (b) Effective on July 17, 2009, the firm of Sherb & Co., LLP was engaged to serve as the new independent registered public accounting firm to audit the Company's financial statements. The decision to retain this firm was approved by the Company's Board of Directors. During the Company's two most recent fiscal years, and the subsequent interim period prior to engaging this firm, neither the Company (nor someone on its behalf) consulted the newly engaged firm regarding any matters involving (i) the application of accounting principles to a specified transaction, (ii) the type of opinion that might be rendered on the Company's financial statements, (iii) accounting, auditing or financial reporting issues, or (iv) reportable events.

     (c) Squar Milner has provided the Company a letter in response to the Company's request that it respond with regard to Item 304(a)(1) of Regulation S-K (see Exhibit 16 to this Form 8-K). The Company disagrees with the following statements made by Squar Milner in its letter:

     (1) "[W]e do not believe the Company's disclosure in the Form 8-K complies with the requirements of Item 304(a)(1)(v) of Regulation S-K requiring discussion of "reportable events" that occurred within the registrant's two most recent fiscal years and the subsequent interim period." Squar Milner states that it informed the Company regarding certain material weaknesses in the Company's internal control. These material weaknesses were in fact disclosed in the Company's Form 10-KSB for the year ended December 31, 2006.

     Item 304(a)(1)(v) of Regulation S-K states, in part, that a "reportable event" includes "[t]he accountant's having advised the registrant that the internal controls necessary for the registrant to develop reliable financial statements do not exist." Squar Milner has never informed the Company that such internal controls do not exist, but only that they contain "material weaknesses." In fact, the Company states in said Form 10-KSB there had been no "reportable events" and Squar Milner, which reviewed this Form 10-KSB prior to filing, never stated that is disagreed with such statement in that Form 10-KSB.

     (2) "We do not agree with the disclosure in Item 4.01(c) that the Company requested the Firm to respond to the Securities and Exchange Commission regarding our agreement (or lack thereof) with the statements made by the Company in the Form 8-K because we were not contacted by management in this regard." The Company in fact forwarded a copy of the filed Form 8-K in this matter, which Form 8-K made such statement..

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

     On July 29, 2009, the Company issued 7,000,000 restricted shares of common stock as partial payment of the Commencement Bonus under an Addendum to the Employment Agreement between the Company and Bo
Linton, dated May 21, 2009 (see Exhibit 10 to this Form 8-K).

     This issuance was undertaken under Rule 506 of Regulation D under the Securities Act of 1933. That is, the transactions did not involve a public offering and the investor represented that he/she/it was a "sophisticated" or "accredited" investor as defined in Rule 502 of Regulation D.

ITEM 8.01 OTHER EVENTS.

     In a Definitive Information Statement filed with the Securities and Exchange Commission ("SEC") on June 4, 2009, the Company disclosed that it is delinquent in the following filings: December 31, 2007 Form 10-K, March 31, 2008 Form 10-Q, June 30, 2008 Form 10-
Q, September 30, 2008 Form 10-Q, and December 31,2008 Form 10-K. The Company is now also delinquent in filing its March 31, 2009 and June 30, 2009 Form 10-Q's. The Company has retained a new auditor (as discussed above), and now expects that all these delinquent filings will be made by October 30, 2009.

                               SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       Clean Energy and Power, Inc.



Dated: September 8, 2009               By: /s/ Bo Linton
                                       Bo Linton, President


                               EXHIBIT INDEX

Number                         Description

10.1 Employment Agreement between the Company and Bo Linton, dated May 21, 2009 (incorporated by reference to Exhibit
       10.1 of the Form 8-K filed on May 26, 2009).

10.2 Addendum to Employment Agreement between the Company and Bo Linton, dated July 27, 2009 (filed herewith).

16     Letter on Change in Certifying Accountant (filed herewith).

                               EX-10.2
                ADDENDUM TO EMPLOYMENT AGREEMENT

                ADDENDUM TO EMPLOYMENT AGREEMENT

     This Addendum to Employment Agreement ("Addendum") is made this 27th day of July 2009, and is entered into by and between Clean Energy and Power, Inc., a Nevada corporation ("Company"), and Bo Linton ("Executive") and shall amend that Employment Agreement ("Agreement") entered into between the Company and the Executive, dated May 21, 2009.

     All terms and conditions of the Agreement not otherwise amended by this Addendum shall remain in full force and effect.

     The Company and Executive agree that Section 5(v) should be amended to read as follows:

     (c) Issued to the EXECUTIVE restricted shares of common stock in the amount of Seven Million (7,000,000) shares as a commencement bonus effective December 15, 2008. The Company's board of directors may thereafter approve additional quarterly bonuses in amounts as determined in the discretion of the board of directors.

     IN WITNESS WHEREOF, the parties have caused this Addendum to be executed and delivered as of the date first above written.

                                       Clean Energy and Power, Inc.


                                       By: /s/  Bo Linton
                                       Bo Linton, CEO


                                       Bo Linton


                                       /s/  Bo Linton
                                       Bo Linton

                                 EX-16
             LETTER ON CHANGE IN CERTIFYING ACCOUNTANT

July 28, 2009


Securities and Exchange Commission
100 F Street, NE
Washington, D.C. 20549

RE:  Clean Energy and Power, Inc.
     Commission File Number 000-30448

Ladies and Gentlemen:

We have read the statements that Clean Energy and Power, Inc., formerly 5G Wireless Communications, Inc. (the "Company"), included in Item 4.01(a) of the Form 8-K report it filed on July 23, 2009, (the "Form 8-K") regarding the recent change of independent registered public accounting firm. Except as described below, we agree with such statements made insofar as they relate to Squar, Milner, Peterson, Miranda & Williamson, LLP (the "Firm").

We have no basis to agree or disagree with the statement that the board of directors approved terminating the Firm as the Company's independent registered public accounting firm.

We have no basis to agree or disagree with the statement that we were dismissed by the Company as their principal auditor effective July 17, 2009 since we were not informed by management of our dismissal. We learned of our dismissal only when the Form 8-K reporting such event was filed on July 23, 2009.

We confirm that there were no disagreements as described in Item 304(a)(1)(iv) of Regulation S-K that occurred within the Company's two most recent fiscal years and the subsequent interim period preceding our dismissal. However, we note that the Firm has not been engaged by the Company since our SAS No. 100 review of the Form 10-QSB for the period ended September 30, 2007 which was filed with the SEC on December 20, 2007. For reasons described in the next sentence, we do not believe the Company's disclosure in the Form 8-K complies with the requirements of Item 304(a)(1)(v) of Regulation S-K requiring discussion of "reportable events" that occurred within the registrant's two most recent fiscal years and the subsequent interim period. We informed management during each of our three quarterly reviews performed during the year ended December 31, 2007 that we identified certain matters which we considered to be material weaknesses in internal control as follows:

     1. Inadequate segregation of duties as to approving purchase invoices and initiating bank wire transfers.

     2. Insufficient personnel resources and technical accounting expertise within the accounting function to resolve non-routine or complex accounting matters as well as inadequate procedures for appropriately identifying, assessing and applying accounting principles generally accepted in the United States of America, specifically, accounting for and reporting certain debt and equity transactions, and inadequate procedures for appropriately identifying filings required under SEC rules and regulations.

     3. Lack of an independent audit committee or independent members on the board of directors.

We have no basis to agree or disagree with any of the Company's disclosures in Item 4.01(b) of the aforementioned filing.

We do not agree with the disclosure in Item 4.01(c) that the Company requested the Firm to respond to the Securities and Exchange
Commission regarding our agreement (or lack thereof) with the statements made by the Company in the Form 8-K because we were not cntacted by management in this regard.

Sincerely,

SQUAR, MILNER, PETERSON, MIRANDA & WILLIAMSON, LLP


/s/  Squar, Milner, Peterson, Miranda & Williamson, LLP
Newport Beach, California